UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                   JULY 2, 2012
                 (Date of Report, date of earliest event reported)

                           SATORI BEVERAGES INTERNATIONAL, LTD
               (Exact name of registrant as specified in its charter)


          NEVADA                   001-35794                   45-4117781
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


            8275 South Eastern Ave., Suite 200; Las Vegas, Nevada 89123
                    (Address of principal executive offices)

                                 (702) 938-0467
                           (Issuer's telephone number)


             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Appointment of Interim Directors

On JULY 1, 2012 Roger Neal Smith, Larry Taylor, Barry Allen, Steven Temple and Terry Walsh were appointed as interim members of the Board Directors of Satori Beverages International, LTD. Mr. Taylor, Mr. Allen, Mr. Temple and Mr. Walsh are all outside board members. The appointments shall remain in effect until the permanent members of the Board of Directors are appointed by the Satori Beverages International shareholders. Ballots are scheduled to be sent out to shareholders for vote during the first quarter of 2013.



                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SATORI BEVERAGES INTERNATIONAL, LTD
                                                   (Registrant)

Date: January 28, 2013                           /s/ Roger Neal Smith
                                            By:  Roger Neal Smith
                                                 President and CEO